Exhibit 99.1

Beaver Creek Mini-Conference Ludington Pumped Storage Ray Compressor Station Cross Winds Energy Park December 14—16, 2015 Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Looking Back — CMS Energy Consistent Growth . 7% CAGR EPSa Recession Recession Weather Help Hurt We work with anyone and in any condition . 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Cold Mild Hot Warm Mild Cold Summer- Hot Hot Warm Mild Polar Cold winter summer summer winter summer winter “less” summer summer winter summer vortex Feb. Governor (D) Governor (R) Commission (D) New Commission (D) Commission (R) a Adjusted EPS (non-GAAP). through recession, adverse weather, changing policy leaders.

Looking Back — Sustainable Performance . Excellent Operations Total Shareowner Returnb Improvement (since 2006) Breakthrough Performance Safety Incidents DOWN 80% Outage Minutes DOWN 39 Productivity UP 56 Cleaner Generation Portfolio Coal REDUCED 40% Renewables ADDED 8 AND Predictable Performance Annual EPS Growth UP 7% Annual DPS Growth UP 7 (since 2012) a a 25% CAGR since 2007 b 3, 5, & 10 year TSR ending December 4, 2015 3 years 5 years 10 years. leaving it better than we found it.

Looking Ahead — Simple, Perhaps Unique Model . 5-Year Upside Plan Opportunity Capital investment (reliability, costs, enviro mandates) 5%—7% 6%—8%—O&M cost reductions 2 pts Short-term—Sales growth  1/2 ROA return—No “block” equity dilution 1 and/or—Surcharges and other 1 1/2 Long-term INVESTMENT SELF-FUNDED Replace PPAs Rate increase at or below inflation <2% <2% Note: “Real” rate increase 0% 0% Possible without rate pressure . drives sustainable growth with upside opportunities.

Capex Up 45% 2005-2014 2015-2024 Opportunity $10.7 bil $15.5 bil $20 + bil Upside Opportunities Replace Capacity More renewables Gas Infra. “PPAs” Expire. with more opportunity “big bets” over ten years!

O&M Cost Performance . Actual Cost Reduction Future Cost Savings (2014 over 2006) Consumers -2.7% Source: SNL, Form 1, Electric Non-fuel O&M 2014 2014 & 2015 2018 (mils) (mils) • Attrition $—35 $—75 • Productivity (Coal Gas)—35—50 • “Pole Top” Hardening—30—30 • Smart Meters—5—25 • Eliminate Waste (UA’s)—15—20 • Mortality Tables & +50 + 50 Discount Rates • Service Upgrades +10 + 50 Net Savings $—60 $—100 Percent Savings—6%—10% 2% FAST START! a year! . best in industry and sustainable.

Michigan’s Structural Changes Changes. Announcements Impact Fair Labor Tax Policy Competitive Rates 3rd best state in GDP Growth! Brembo • Produce brake rotor castings • 254 new jobs; $115 mil • 24 MW Arauco • Largest particleboard press in North America • 250 new jobs; $325 mil • 15 MW General Motors • Assembly and components plants • 300 new jobs; $996 mil • 80 MW MW Auto 40 Food 15 Manufacturing 25 Metal 20 Petroleum 19 Plastics 19 Other 35 Total Up 213. drive economic development and sales growth.

Looking Ahead —“DIG” (750 MW) & Peakers (200 MW) Pre-Tax Income (mils) Opportunities Signed Contracts (layering in over time) Capacity ($/kw-mth) ? $1.00 ? $2.00 ? $3.00 $4.50 $7.50 Available: • Energy 0% 0% 25% 25% 25% • Capacity 0 20 50 90 90. adding value.

Looking Ahead — Capacity Diversity . Coal reduced by over 40%! 2nd best in U.S. Renewables 11% Pumped Storage 12%. evolving to cleaner generation and becoming more cost competitive.

Looking Ahead — Clean Power Plan . Tons CO2 (mils) 20 Consumers Energy 2012 Emissions Retire 950 MW coal State of Michigan Target (Consumers Energy’s share) Potential Outlook — More Renewables Needed —Not in Plan ..positioned well for compliance.

Looking Ahead — Michigan Energy Law . November December January February House committee vote full vote and House full vote Sen. Nofs Rep. Nesbitt Senate and House bills closely align Gov. Snyder Opportunities ROA — Fair choice; no subsidy Efficiency — Eliminate waste Renewables — Integrated Resource Plan (IRP) moving toward the goal line.

Looking Ahead -- CMS Energy. . . .


CMS ENERGY
7% CAGR
Long-Term Upside Opportunities
PPAs Expire
Gas Infra.
More Renewables
Replace Capacity
Future +5% to +7%
LAW
NEW
EPS[a]
Recession
Recession
Plan
Ops
• Capex (bils) $15.5 $20
• O&M (10)% (15)%
• Sales Growth ½ 1
New Energy Law[b]
Fair Choice
IRP
Renewables/Energy Efficiency
2003
2015
2025

[a]Adjusted EPS (non-GAAP) [b]House vote expected December. Senate vote anticipated early 2016

. . . . opportunities on top of organic growth.

12

Appendix

O&M “Reinvestment” Helps customers Adjusted EPS (non-GAAP) 2015 O&M 2016 Reinvestment Savings (mils) (mils) DIG outage $ (8) $ 10 Reliability (10) — Donations & other (5) 5 Total $ (23) $ 15 Weather 12¢ Natural Offsets (4) Cost & Other 3 Total 11¢ Guidance January March 31 June 30 September 30 December . AND provides sustainable, premium growth for INVESTORS.

Operating Cash Flow Growth . Amount (bils) Gross operating cash flowa up $0.1 billion per year Up $0.6 Billion Interest, working capital and taxes Investment Cash flow before dividend 2014 2015 2016 2017 2018 2019 2020 NOLs & Credits $0.7 $0.6 $0.7 $0.5 $0.4 $0.2 $0.1 up $0.6 billion or 30% over five years!

GAAP Reconciliation

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited) 2008 2009 2010 2011 2012 2013 2014 Reported earnings per share—GAAP $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74 After-tax items: Electric and gas utility 0.05 0.33 0.03—0.17 — Enterprises (0.02) 0.09 (0.03) (0.11) (0.01) * 0.03 Corporate interest and other (0.02) 0.01 * (0.01) * * * Discontinued operations (income) loss (*) (0.08) 0.08 (0.01) (0.03) * (*) Adjusted earnings per share, non-GAAP $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY

Consumers Energy

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses		Reclassifications From Sources and Uses to Statement of Cash Flows						Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Tax Sharing Operating	Interest/ Other Financing Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts and Other as Financing	Securitization Debt Pymts as Financing	Common Dividends as Financing	GAAP Amount	Description
Cash at year end 2014	$ 71	$ -	$ -	$ -	$ -	$ -	$ -	$ 71	Cash at year end 2014
Sources									
Operating (dep & amort $745)	$ 1,930								
Other working capital	(260)								
Sources	$ 1,670	$ 100	$ (235)	$ 83	$ 23	$ 74	$ -	$ 1,715	Net cash provided by operating activities
Uses									
Interest and preferred dividends	$ (235)								
Capital expenditures *	(1,640)								
Dividends/tax sharing to CMS	(375)								
Pension Contribution	-				-				
Uses	$ (2,250)	$ (100)	$ 235	$ (83)	$ -	$ -	$ 475	$ (1,723)	Net cash used in investing activities
Cash flow	$ (580)	$ -	$ -	$ -	$ 23	$ 74	$ 475	$ (8)	Cash flow from operating and investing activities
Financing									
Equity	$ 150								
New Issues	250								
Retirements	(50)								
Net short-term financing & other	185	-	-						
Financing	$ 535	$ -	$ -	$ -	$ (23)	$ (74)	$ (475)	$ (37)	Net cash used in financing activities
Net change in cash	$ (45)	$ -	$ -	$ -	$ -	$ -	$ -	$ (45)	Net change in cash
Cash at year end 2015	$ 26	$ -	$ -	$ -	$ -	$ -	$ -	$ 26	Cash at year end 2015

*Includes cost of removal and capital leases

18

CMS Energy Parent 2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited) Reclassifications From Sources and Uses to Statement of Cash Flows Presentation Sources and Uses Non Equity Consolidated Statements of Cash Flows non-GAAP Uses GAAP Description Amount as Operating Other Amount Description Cash at year end 2014 $ 95 $—$ (95) $—Cash at year end 2014 Sources Consumers Energy dividends/tax sharing $ 375 Enterprises 20 Net cash provided by Sources $ 395 $ (165) $ (50) $ 180 operating activities Uses Interest and preferred dividends $ (130) Overhead and Federal tax payments (10) Equity infusions (150) Pension Contribution—Net cash used in Uses (a) $ (315) $ 165 $—$ (150) investing activities Cash flow from Cash flow $ 80 $—$ (50) $ 30 operating and investing activities Financing and dividends New Issues $ 250 Retirements—Equity programs (DRP, continuous equity) 45 Net short-term financing & other (5) — Common dividend (320) Net cash used in Financing $ (30) $—$—$ (30) financing activities Net change in cash $ 50 $—$ (50) $—Net change in cash Cash at year end 2015 $ 145 $—$ (145) $—Cash at year end 2015 (a) Includes other

Consolidated CMS Energy 2015 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited) Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash Flows Statements of Cash Flows Other Consumers Equity Consumers CMS Parent Consolidated Common Dividend Infusions to Consolidated Statements of Cash Flows Description Amount Amount Entities as Financing Consumers Amount Description Cash at year end 2014 $ 71 $—$ 136 $—$—$ 207 Cash at year end 2014 Net cash provided by $ 1,715 $ 180 $ 130 $ (475) $—$ 1,550 Net cash provided by operating activities operating activities Net cash used in (1,723) (150) (334)—150 (2,057) Net cash used in investing activities investing activities Cash flow from $ (8) $ 30 $ (204) $ (475) $ 150 $ (507) Cash flow from operating and operating and investing activities investing activities Net cash used in $ (37) $ (30) $ 277 $ 475 $ (150) $ 535 Net cash provided by financing activities financing activities Net change in cash $ (45) $—$ 73 $—$—$ 28 Net change in cash Cash at year end 2015 $ 26 $—$ 209 $—$—$ 235 Cash at year end 2015

CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2014 2015 2016 2017 2018 2019 2020 Consumers Operating Income + Depreciation & Amortization $ 1,813 $ 1,930 $ 2,027 $ 2,145 $ 2,266 $ 2,401 $ 2,515 Enterprises Project Cash Flows 20 20 40 58 62 67 71 Gross Operating Cash Flow $ 1,833 $ 1,950 $ 2,067 $ 2,203 $ 2,328 $ 2,468 $ 2,586 Other operating activities including taxes, interest payments and working capital (386) (400) (567) (603) (628) (668) (686) Net cash provided by operating activities $ 1,447 $ 1,550 $ 1,500 $ 1,600 $ 1,700 $ 1,800 $ 1,900

Customer Satisfaction . Electric Gas #3 #2 1st Quartile #4 1st Quartile 2nd Quartile 2nd Quartile #9 #6 Moved to first quartile! 3rd Quartile 3rd Quartile CUSTOMERS 4th Quartile 4th Quartile Present 2010 2012 2014 Present 2016 2010 2012 2014 Rank 2016 Rank Residential Business Residential Business . continues to improve rapidly. O&M “Reinvestment” Helps CUSTOMERS . Adjusted EPS 2015 O&M 2016 (non-GAAP) Reinvestment Savings (mils) (mils) DIG outage $ (8) $10 2014 Reliability (10) —17¢ Donations & other (5) 5 Total $(23) $15 2015 INVESTORS 11¢ +6% -+7% Guidance March 31 June 30 September 30 December . AN vides sustainable, premium growth for INVESTORS. 1 INV Phil McAndrews (517) 788-1464 Relations Department Travis Uphaus (517) 768-3114 www.cmsenergy.com ERFORMED FOR A DECADE: XT DECADE EVEN BRIGHTER 12 year track record (EPS and dividend growth) • Capex — 100% organic (no “big bets”) • Self-funded — No block equity dilution! (5 years!) • World-class cost performance Conservative sales planning (under promise/over deliver) orld-class regulation and law December 2015

CMS ENERGY
Actual
Plan
Upsides NOT in Plan
7% /year
+5% - +7%
Adjusted EPS
Dividend
$0.81
$0.90
$0.96
$1.08
Int'l Sale
$0.84
$1.21
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
$1.89
$2.01
$1.87
$1.97
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
$1.16
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Gross OCF
(bils)
$1.3
+ $0.5
$1.8
+ $0.8
$2.6
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Self-funded (No block equity dilution)
$1 bil capex =
+$100 mil
+10¢
OCF
EPS
CapEx
Gas Infrastructure
Electric Reliability
Smart Energy
Environmental
New Generation
Electric Maintenance
2005 - 2014
$10.7 B
27%
Organic Growth +45%
2015 - 2024
$15.5 B
37%
+30%
Opportunity
Opportunity
$16.5 + B
$20 + B
Upside
Generation capacity
Renewables
Gas infrastructure
Grid modernization
% of Mkt Cap
— CMS
— Peers
Base Rates
No "Big Bets"
10%
11
< 2%
16%
15
< 2%
21%
> 2%
O&M Cost
(bils)
2006
$1.1
Down 10%
Peers up 42%
2014
$1.0
Down 7%
2018
$0.9
Residential Bills
20%
National Avg
2013 2014 2015 2016
Industrial Rates
30%
Midwest Avg
Policy could create an advantage
2013 2014 2015 2016
Electric Sales
(Ind. /Total)
-5%
-2.5%
5%
1%
8.7%
2.8%
2%
½%
Conservative
2008 - 2009 Recession
2010 - 2013 Recovery
2014
2015 - 2019 Future
+1% sales = $20 mil OCF = 5¢ EPS
Energy Policy
2008 Law
Energy efficiency standards
File and implement
10% renewables by 2015
10% ROA cap
2015 Update
Sen. Nofs
Gov. Snyder
Rep. Nesbitt
ROA
Keep "cap" 3-5 yr capacity requirement; "one way door"; No subsidy
Keep "cap" 3-5 yr capacity requirement; "one way door" or 15-20 yr stay; No subsidy
Keep "cap" 3-year capacity req.; 15-20 yr stay; capacity charge for future ROA customers; No subsidy
Efficiency
1% EO thru 2018; renewables mandate repealed
1% EO thru 2018; 30 – 40% clean energy goal by 2030
1% EO thru 2018; 30% clean energy goal by 2025
Renewables
IRP Process
New capacity
– Gas generation – $700 million
– Renewables – $1 billion
New Energy Efficiency
– Incentive/ rate base
– Decoupling
Eliminate ROA subsidy = $150 million

This placemat contains "forward-looking statements"; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com

[a] Non-GAAP [b] As of September 30, 2015